Subsequent Event	9 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
Subsequent Event
Note 14: Subsequent Event
On October 31, 2023, the Company closed its previously announced acquisition of iGaming operator, SuprNation AB (“SuprNation”), for a total cash consideration €34.3 million (or approximately $36.5 million based on an exchange rate of €1 = $1.064 as of October 27, 2023). The acquisition diversifies the digital games categories that the Company addresses with the addition of three real-money iGaming sites in Western Europe. Following the closing, SuprNation AB is now a direct, wholly-owned subsidiary of DDI-US. Due to the recency of the transaction, it was impracticable to reflect the acquisition of SuprNation in the Company’s third quarter financials.